Exhibit 23


              INDEPENDENT AUDITORS' CONSENT



              We consent to the incorporation by reference in Registration Statement Nos. 33-9108, 33-9109, C-206-16, 33-2-7706,
              33-42954 and 33-45054 of Standex International Corporation on Form S-8 of our reports dated August 18, 1995, appearing in and incorporated by reference in the Annual Report on Form 10-K of Standex International Corporation for the year ended June 30, 1995.



              /s/ DELOITTE & TOUCHE LLP

              DELOITTE & TOUCHE LLP

              Boston, Massachusetts
              September 19, 1995